SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                          July 12, 2005 (July 8, 2005)





              AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P.
             (Exact name of registrant as specified in its charter)

        California                      1-11059                  13-3257662
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 255-4743
              (Registrant's telephone number, including area code)



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Item 2.01         Completion of Acquisition or Disposition of Assets

On July 8, 2005, the General Partner of American Insured Mortgage Investors
- Series 85, L.P. (AIM 85 or the Partnership) completed the sale of two of its three remaining mortgage assets held by the Partnership for total sales proceeds of $3,798,465 in cash. The GNMA security secured by the mortgage on Pine Tree Lodge in the current face amount of $1,955,206 was sold to Greystone Funding Corporation for total sales proceeds of $2,002,715 and the Federal Housing Administration 5.75% debenture in the current face amount of $1,741,873 was sold to Newman & Associates, a division of GMAC Commercial Holding Capital Markets Corp., for total sales proceeds of $1,795,750.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    AMERICAN INSURED MORTGAGE
                                                    INVESTORS - SERIES 85, L.P.

                                                    By: CRIIMI, Inc.
                                                        General Partner



Dated: July 12, 2005                               By:/s/Mark A. Libera
                                                       -------------------------
                                                       Mark A. Libera
                                                       Vice President
                                                       and General Counsel